EXHIBIT 99.1

CERTIFICATIONS

Pursuant to 18 U.S.C. Section 1350, the undersigned officer for Crown American Realty Trust (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Mark E. Pasquerilla

Mark E. Pasquerilla

President & Chief Executive Officer

Dated: June 19, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Pursuant to 18 U.S.C. Section 1350, the undersigned officer for Crown American Realty Trust (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Terry L. Stevens

Terry L. Stevens

Executive Vice President and Chief Financial Officer

Dated: June 19, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.